Short-Term Investments	12 Months Ended
Dec. 31, 2020
Short-term Investments [Abstract]
Short-Term Investments	Short-Term Investments
As of December 31, 2020 and 2019, short-term investments consisted of the following:

(in thousands)	2020	2019
Marketable equity securities	$117,249	$—
Money market deposits	—	87,468
Commercial paper	—	22,459
Loans receivable	—	19,659
Total	$117,249	$129,586

At December 31, 2020, short-term investments include the fair value of our marketable equity securities totaling $117.2 million. These investments, further discussed in Note 10 "Investments", are reported at fair value with gains and losses recorded in earnings.
At December 31, 2019 we had $129.6 million ($65.0 million and €57.5 million) of money market deposits, commercial paper and loan receivables due from financial and nonfinancial institutions. These instruments are non-derivative financial assets with fixed or determinable payments that are not quoted in an active market and are carried at fair market value, which is equal to the cost. All instruments are classified as current assets in the accompanying balance sheet as they either have a maturity of less than one year or are redeemable at our discretion. Interest income is determined using the effective interest rate method.